Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”), dated as of March 30, 2009, is made and entered into by and among NORTHWEST AIRLINES, INC., a corporation organized under the laws of the State of Minnesota (the “Borrower”), NORTHWEST AIRLINES CORPORATION, a corporation organized under the laws of the State of Delaware (“Holdings”), COMPASS AIRLINES, INC., a corporation organized under the laws of the State of Delaware (“Compass”), MESABA AVIATION, INC., a corporation organized under the laws of the State of Minnesota (“Mesaba”), NWA FUEL SERVICES CORPORATION, a corporation organized under the laws of the State of New York (“NWA Fuel”), NORTHWEST AEROSPACE TRAINING CORPORATION, a corporation organized under the laws of the State of Delaware (“Northwest Aerospace”), NWA RETAIL SALES INC., a corporation organized under the laws of the State of Minnesota (“NWA Retail”), MLT INC., a corporation organized under the laws of the State of Minnesota (“MLT”), and each other subsidiary of the Borrower or Holdings that becomes a party to the Credit Agreement referenced below (together with Holdings, Compass, Mesaba, NWA Fuel, Northwest Aerospace, NWA Retail and MLT, each individually a “Guarantor”, and, collectively, the “Guarantors”), each entity that is a party to such Credit Agreement from time to time as a lender (each individually a “Lender” and, collectively, the “Lenders”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender and Letter of Credit Issuer and as administrative agent for the Secured Creditors, as defined in the Credit Agreement (in such capacity, the “Agent”), CITIBANK, N.A., a national banking association, as a Lender, and MORGAN STANLEY BANK, N.A., a national banking association, as a Lender.

On October 29, 2008, the parties hereto entered into a Credit Agreement, dated as of such date (as amended by a First Amendment to Credit Agreement dated as of December 9, 2008, and as may be further amended, restated, modified, supplemented or amended and restated from time to time, the “Credit Agreement”).

The Borrower has advised the Lenders that it intends to cause the Class D Certificates (together with all other outstanding certificates issued by the 2003-1 Pass Through Trust referenced in the Security Agreement (the “2003-1 Pass Through Trust”)) to be paid in full on or about March 31, 2009 (such payment in full, the “Class D Certificate Redemption”), and, immediately upon the cancellation of the D-2 Secured Notes (as defined in the Security Agreement) in connection with the Class D Certificate Redemption, to cause all outstanding certificates representing the D-2 Beneficial Interests (as defined in the Security Agreement) to be immediately delivered to the Agent. Accordingly, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are willing to do so, in each case subject to the terms and conditions of this Amendment.

ACCORDINGLY, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions.  All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

Section 2.  Amendments.  The Credit Agreement is hereby amended as follows:

(a)                                  Section 1.1 of the Credit Agreement is amended by adding the following definitions thereto:

“D-2 Beneficial Interests” has the meaning given in the Security Agreement.

“D-2 Secured Notes” has the meaning given in the Security Agreement.

(b)                                 Section 1.1 of the Credit Agreement is amended by amending and restating in its entirety clause (e) of the definition therein of “Current Appraised Value” to read as follows:

(e)           in the case of the Class D Certificates prior to the redemption thereof, and after (x) the redemption thereof, (y) the cancellation of the D-2 Secured Notes, and (z) the delivery of all outstanding certificates representing the D-2 Beneficial Interests to the Agent, the D-2 Beneficial Interests, the lesser of (i) $38,000,000 and (ii) an amount otherwise determined in accordance herewith; and

(c)                                  Section 1.1 of the Credit Agreement is further amended by substituting for the words “the Class D Certificates” where they appear in clause (a) of the definition therein of “Eligible Collateral” the following:

at all times prior to the redemption of the Class D Certificates, the Class D Certificates, and after (i) the redemption thereof, (ii) the cancellation of the D-2 Secured Notes and (iii) the delivery of all outstanding certificates representing the D-2 Beneficial Interests to the Agent, the D-2 Beneficial Interests,

Section 3.  Conditions Precedent to Effectiveness.  This Amendment shall become effective when the Agent has received, in form and substance reasonably acceptable to the Agent and each of the Lenders, this Amendment, duly executed by a duly authorized officer (or officers) of the Borrower, each of the Guarantors, the Agent and the Lenders.

Section 4.  Representations and Warranties.  The Borrower and each of the Guarantors hereby represent and warrant as follows:

(a)                                  The Borrower and each of the Guarantors have the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and the Credit Agreement as amended hereby.  The Borrower and each of the Guarantors have taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby.  No material consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with any extensions of credit under the Credit Agreement as amended hereby or with the execution, delivery, performance, validity or enforceability of this Amendment or the Credit Agreement as amended hereby, except any such consent, authorization, filing,

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notice or other act required to be made or obtained after the date hereof in the ordinary course of business. This Amendment has been duly executed and delivered on behalf of the Borrower and each Guarantor. This Amendment and the Credit Agreement as amended hereby each constitute a legal, valid and binding obligation of each of the Borrower and each Guarantor, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)                                 The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby, and the other Loan Documents, any borrowings and other extensions of credit under the Credit Agreement as amended hereby and the use of the proceeds thereof will not violate in any material respect any material Requirement of Law or any material Contractual Obligation of Holdings or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

(c)                                  Each of the representations and warranties set forth in the Credit Agreement as amended hereby and the other Loan Documents is true and correct in all material respects as of the date hereof, except to the extent that such representation and warranty relates to a specified date, in which case such representation or warranty was true and correct in all material respects as of such date.

(d)                                 No event has occurred and is continuing that constitutes a Default or an Event of Default. Without limiting the foregoing, each of the Collateralization Requirements is satisfied, and the Current Appraised Value of the Eligible Collateral is not less than the Collateral Coverage Threshold, in each case as of the date hereof.

Section 5.  Release.  The Borrower and each Guarantor hereby absolutely and unconditionally release and forever discharge the Agent and each of the Lenders, and any and all affiliates, insurers, successors and assigns thereof, together with all of the present and former directors, officers, agents, employees and attorneys-in-fact of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description that the Borrower or any Guarantor has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising on or before the date of this Amendment in any way relating to or arising out of, the Loan Documents or any action taken or omitted under the Loan Documents, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

Section 6.  Costs and Expenses.  Without limiting the generality of Section 10.2 of the Credit Agreement, the Borrower shall pay or reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses paid or incurred by the Agent or such Lender in connection with this Amendment.

Section 7.  Class D Certificates; Certificates Representing D-2 Beneficial Interests.  Each of the Lenders acknowledges the Borrower’s stated intention to effect the

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Class D Certificate Redemption and hereby consents to the delivery by the Agent to the trustee for the 2003-1 Pass Through Trust of the Class D Certificates in connection therewith. Upon such delivery of the Class D Certificates, Borrower shall cause all outstanding certificates representing the D-2 Beneficial Interests to be immediately delivered to the Agent, duly endorsed in accordance with the Security Agreement. At the request of the Agent, the Borrower shall promptly cause the registration of any and all such certificates in the name of the Borrower; provided, however, that the Borrower’s right, title and interest in and to the D-2 Beneficial Interests in all events shall continue to be subject to the security interest granted to the Agent under the Security Agreement.  Notwithstanding anything to the contrary in the Credit Agreement, the Borrower’s failure to comply with this Section 7 shall be deemed a “Collateral Event” as that term is defined in, and for all purposes under, the Credit Agreement with respect to the Class D Certificates and the D-2 Beneficial Interests.

Section 8.  Miscellaneous.  Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  The validity, construction and enforceability of this Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

(Signature pages follow)

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NORTHWEST AIRLINES, INC.		NORTHWEST AIRLINES CORPORATION

By:	/s/ Anna M. Schaefer	By:	/s/ Mona Warwar
	Name: Anna M. Schaefer		Name: Mona Warwar
	Title: Vice President – Finance & Chief Accounting Officer		Title: Vice President - Corporate Tax

COMPASS AIRLINES, INC.		MESABA AVIATION, INC.

By:	/s/ Mona Warwar	By:	/s/ Mona Warwar
	Name: Mona Warwar		Name: Mona Warwar
	Title: Vice President - Corporate Tax		Title: Vice President - Corporate Tax

NWA FUEL SERVICES CORPORATION		NORTHWEST AEROSPACE TRAINING CORPORATION

By:	/s/ Mona Warwar	By:	/s/ Mona Warwar
	Name: Mona Warwar		Name: Mona Warwar
	Title: Vice President - Corporate Tax		Title: Vice President - Corporate Tax

NWA RETAIL SALES INC.		MLT INC.

By:	/s/ Mona Warwar	By:	/s/ Mona Warwar
	Name: Mona Warwar		Name: Mona Warwar
	Title: Vice President - Corporate Tax		Title: Vice President - Corporate Tax

U.S. BANK NATIONAL ASSOCIATION, in its individual corporate capacity and as Agent

By:	/s/ Mark R. Olmon
Name: Mark R. Olmon
Title: Senior Vice President

CITIBANK, N.A.

By:	/s/ James J. McCarthy
Name: James J. McCarthy
Title: Managing Director & Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Melissa James
Name: Melissa James
Title: Authorized Signatory